SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                  May 8, 1997
                Date of Report (Date of earliest event reported)




            AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
               (Exact name of registrant as specified in Charter)






             DELAWARE                0-16918              47-0713310
          (State or other         (Commission            (IRS Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)


               1004 Farnam Street, Omaha, Nebraska           68102
            (Address of principal executive offices)      (Zip Code)



                                  (402) 444-1630
               (Registrant's telephone number, including area code)







         ITEM 5.   OTHER EVENTS

                   On May 8, 1997, America First Eureka Holdings, Inc. (the "Company"), a Delaware corporation and a wholly owned subsidiary of America First Financial Fund 1987-A Limited Partnership (the "Partnership"), a Delaware limited partner-ship, entered into an Agreement and Plan of Merger, dated as of May 8, 1997 (the "Merger Agreement"), by and among the Company, the Partnership, America First Capital Associates Limited Partnership Five, the general partner of the Partner-ship and Bay View Capital Corporation, a Delaware corporation ("Bay View"). The Merger Agreement provides for, among other things, the merger of the Company with and into Bay View (the "Merger"), with Bay View surviving the Merger. Pursuant to the Merger Agreement and upon consummation of the Merger, all outstanding shares of common stock of the Company (the "Com-pany Common Stock") will be converted into the right to re-ceive aggregate consideration equal to $90 million in cash and a number of shares of common stock of Bay View ("Bay View Common Stock") equal to $210 million divided by (a) the aver-age (rounded to four decimal points) of the closing sale price of one share of Bay View Common Stock on the Nasdaq Na-tional Market for the 20 consecutive full trading days ending on the fifth business day immediately prior to the date on which the Merger will close ("Average Price"), or (b) if the Average Price is in excess of $52.00 per share, then $52.00, or (c) if the Average Price is less than $42.00 per share, the Company has not elected to terminate the Merger Agree-ment, and Bay View has not elected to adjust the exchange ra-tio after receiving notice from the Company of its intent to terminate the Merger Agreement, then $42.00.

                   Consummation of the Merger is subject to certain customary conditions, including, among others, (i) the ap-proval of the Merger, the Merger Agreement and the transac-tions contemplated thereby by the unit holders of the Part-nership at a meeting held for such purpose and by the share-holders of Bay View at a meeting held for such purpose and
         (ii) receipt of certain regulatory approvals. The foregoing description of the Merger Agreement is qualified in its en-tirety by reference to the Merger Agreement which is filed as
         Exhibit 2.1 to this Form 8-K and incorporated herein by ref-erence.

                   In connection with the Merger Agreement, the Com-pany and Bay View entered into a Stock Option Agreement, dated May 8, 1997 (the "Bay View Stock Option Agreement"), pursuant to which Bay View granted to the Company an ir-revocable option to purchase, under certain circumstances, up









         to 1,290,530 authorized and unissued shares of Bay View Com-mon Stock at a price, subject to certain adjustments, of $51.75 per share (the "Bay View Option"). The Bay View Op-tion, if exercised, would equal, before giving effect to the exercise of the Bay View Option, 19.9% of the total number of shares of Bay View Common Stock outstanding. The Bay View Option was granted by Bay View as a condition and inducement to the Company's willingness to enter into the Merger Agree-ment. Under certain circumstances, Bay View may be required to repurchase the Bay View Option or the shares acquired pur-suant to the exercise of the Bay View Option.

                   Also, in connection with the Merger Agreement, the Partnership and Bay View entered into an Option Agreement, dated May 8, 1997 (the "Partnership Option Agreement"), pursuant to which the Partnership granted to Bay View an ir-revocable option to purchase, under certain circumstances, up to 1,196,107 authorized and unissued units of the Partnership at a price, subject to certain adjustments, of $31.08 per share (the "Partnership Option"). The Partnership Option, if exercised, would equal, before giving effect to the exercise of the Partnership Option, 19.9% of the total number of units of the Partnership outstanding. The Partnership Option was granted by the Partnership as a condition and inducement to Bay View's willingness to enter into the Merger Agreement. Under certain circumstances, the Partnership may be required to repurchase the Partnership Option or the shares acquired pursuant to the exercise of the Partnership Option.

                The preceding descriptions of the Partnership
         Option Agreement and the Bay View Stock Option Agreement are qualified in their entirety by reference to the copy of the Bay View Stock Option Agreement and to the copy of the Partnership Option Agreement included as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and which are hereby incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (c)  The following exhibits are filed as part of this
         Report:

              2.1 Agreement and Plan of Merger dated as of May 8, 1997 by and among Bay View Capital Corpora-tion, America First Eureka Holding, Inc., America First Financial Fund 1987-A Limited Partnership and America First Capital Associ-ates Limited Partnership Five.








              99.1 Stock Option Agreement, dated May 8, 1997, by and between Bay View Capital Corpora-tion, as grantee, and America First Financial Fund 1987-A Limited Partnership, as issuer.

              99.2 Stock Option Agreement, dated May 8, 1997, by and between America First Eureka
                        Holdings, Inc., as grantee, and Bay View Capi-tal Corporation, as issuer.

              99.3 America First Financial Fund 1987-A Limited Partnership Press Release issued May 8, 1997.














































                                   SIGNATURE


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICA FIRST FINANCIAL FUND
                                    1987-A LIMITED PARTNERSHIP


                                    By:   America First Capital As-
                                          sociates Limited Partnership
                                          Five, General Partner of the
                                          Registrant

                                    By:   AFCA-5 Management Corpora-
                                          tion, General Partner of
                                          America First Capital As-
                                          sociates Limited Partnership
                                          Five


         Dated:  May 16, 1997       By:/s/  George H. Krauss
                                       George H. Krauss
                                       Chairman of the Board of
                                         Directors and Secretary







                                 EXHIBIT INDEX


         Exhibits.

              2.1 Agreement and Plan of Merger dated as of May 8, 1997 by and among Bay View Capital Corporation, America First Eureka Holding, Inc., America First Financial Fund 1987-A Lim-ited Partnership and America First Capital As-sociates Limited Partnership Five.

              99.1 Stock Option Agreement, dated May 8, 1997, by and between Bay View Capital Corpora-tion, as grantee, and America First Financial Fund 1987-A Limited Partnership, as issuer.

              99.2 Stock Option Agreement, dated May 8, 1997, by and between America First Eureka
                        Holdings, Inc., as grantee, and Bay View Capi-tal Corporation, as issuer.

              99.3 America First Financial Fund 1987-A Limited Partnership Press Release issued May 8, 1997.